Exhibit 99.1

S&P Global and IHS Markit Complete Merger

NEW YORK, February 28, 2022 – S&P Global (NYSE: SPGI) and IHS Markit (NYSE: INFO) today announced the completion of their merger. The Company plans to issue a separate press release and Form 8-K today after the US market close that include additional information, recast pro forma operating results and 2022 financial guidance.

The Company will hold a conference call to discuss the merger close with investors on Tuesday, March 1, 2022, at 8:00am ET. Dial-in details will be provided in the above-mentioned press release to be issued after the close of the market.

About S&P Global

S&P Global (NYSE: SPGI) provides essential intelligence. We enable governments, businesses and individuals with the right data, expertise and connected technology so that they can make decisions with conviction. From helping our customers assess new investments to guiding them through ESG and energy transition across supply chains, we unlock new opportunities, solve challenges and accelerate progress for the world.

We are widely sought after by many of the world’s leading organizations to provide credit ratings, benchmarks, analytics and workflow solutions in the global capital, commodity and automotive markets. With every one of our offerings, we help the world’s leading organizations plan for tomorrow, today. For more information, visit www.spglobal.com.

Contacts:

Investor Relations:

IHS Markit

Eric Boyer

Tel: +1 303 397 2969

eric.boyer@ihsmarkit.com

S&P Global

Mark Grant

Tel: + 1 347 640 1521

mark.grant@spglobal.com

Media:

S&P Global

Ola Fadahunsi

Tel: +1 332 210 9935

ola.fadahunsi@spglobal.com

S&P Global

Christopher Krantz

+44 (0) 20 7176 0060 (office)

christopher.krantz@spglobal.com

Forward-Looking Statements:

This communication contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements, which are based on current expectations, estimates and projections about future business and operating results, the industry and markets in which S&P Global Inc. (the “Company”) and IHS Markit Ltd. (“IHS Markit”) operate and beliefs of and assumptions made by the Company’s management and IHS Markit management, involve uncertainties that could significantly affect the financial or operating results of the Company, IHS Markit or the combined company. Words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” “will, ” “should,” “may,” “projects,” “could,” “would,” “target,” “estimates” or variations of such words and other similar expressions are intended to identify such forward-looking statements, which generally are not historical in nature, but not all forward-looking statements include such identifying words. Such forward-looking statements include, but are not limited to, projections of earnings, statements regarding the anticipated completion of the merger, statements of plans for future operations or expected revenues, statements about the benefits of the merger, including future financial and operating results and cost and revenue synergies, the combined company’s plans, objectives, expectations and intentions. All statements that address operating performance, events or developments that we expect or anticipate will occur in the future — including statements relating to creating value for shareholders, benefits of the merger to shareholders, employees, customers and other constituents of the combined company, the outcome of contingencies, future actions by regulators, changes in business strategies and methods of generating revenue, the development and performance of each company’s services and products, integrating our companies, cost savings, the expected timetable for completing the merger, general conditions in the geographic areas where we operate and our respective effective tax rates, cost structure, dividend policy, cash flows or liquidity — are forward-looking statements.

These statements are not guarantees of future performance and are subject to risks, uncertainties and assumptions that could cause actual results to differ materially from those expressed in such forward-looking statements. We can give no assurance that our expectations will be attained and therefore, actual outcomes and results may differ materially from what is expressed or forecasted in such forward-looking statements. For example, these forward-looking statements could be affected by factors including, without limitation, risks associated with: (i) uncertainty relating to the impact of the integration of the businesses of the Company and IHS Markit, including potential adverse reactions or changes to business relationships resulting from the integration and increased cyber risks during the integration; (ii) the ability of the Company to successfully integrate IHS Markit’s operations and retain and hire key personnel; (iii) the ability of the Company to implement its plans, forecasts and other expectations, including with respect to IHS Markit’s business and to realize expected synergies; (iv) business disruption following the transaction with IHS Markit; (v) economic, financial, political and regulatory conditions, in the United States and elsewhere, and other factors that contribute to uncertainty and volatility, including the United Kingdom’s withdrawal from the European Union, natural and man-made disasters, civil unrest, pandemics (e.g., COVID-19 and its variants (the “COVID-19 pandemic”)), geopolitical uncertainty, and conditions that may result from legislative, regulatory, trade and policy changes associated with the current U.S. administration; (vi) the ability of the Company to successfully recover from a disaster or other business continuity problem due to a hurricane, flood, earthquake, terrorist attack, war, pandemic, security breach, cyber-attack, data breach, power loss, telecommunications failure or other natural or man-made event, including the ability to function remotely during long-term disruptions such as the COVID-19 pandemic; (vii) the impact of public health crises, such as pandemics (including the COVID-19 pandemic) and epidemics and any related company or governmental policies and actions to protect the health and safety of individuals or governmental policies or actions to maintain the functioning of national or global economies and markets, including any quarantine, “shelter in place,” “stay at home,” workforce reduction, social distancing, shut down or similar actions and policies; (viii) the outcome of any potential litigation, government and regulatory proceedings, investigations and inquiries; (ix) changes in debt and equity markets, including credit quality and spreads; (x) demand for investment products that track indices and assessments, and trading volumes of certain exchange-traded derivatives; (xi) changes in financial markets, capital, credit and commodities markets and interest rates; (xii) the possibility that the integration of IHS Markit may be more expensive to complete than anticipated, including as a result of unexpected factors or events; (xiii) the parties’ ability to meet expectations regarding the accounting and tax treatments of the proposed transaction; (xiv) the outcome of the previously announced offers to exchange any and all outstanding notes issued by IHS Markit for new notes to be issued by the Company and the solicitations of consents to adopt certain proposed amendments to each of the indentures governing the IHS Markit notes; and (xv) those additional risks and factors discussed in reports filed with the Securities and Exchange Commission by the Company and IHS Markit from time to time, including those discussed under the heading “Risk Factors” in their respective most recently filed Annual Reports on Form 10-K. While the list of factors presented here is considered representative, this list should not be considered to be a complete statement of all potential risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward-looking statements. Consequences of material differences in results as compared with those anticipated in the forward-looking statements could include, among other things, business disruption, operational problems, financial loss, legal liability to third parties and similar risks, any of which could have a material adverse effect on the Company’s or IHS Markit’s consolidated financial condition, results of operations, credit rating or liquidity. Except to the extent required by applicable law or regulation, each of the Company and IHS Markit disclaims any duty to update any forward-looking statements contained in this communication or to otherwise update any of the above-referenced factors.